UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2024

PSQ Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 S. Australian Avenue, Suite 1300

West Palm Beach, Florida 33401
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the consolidated financial statements of PSQ Holdings, Inc. (the “Company”) for the year ended December 31, 2023, management identified a classification error, between financing activities and operating activities in the Company’s Unaudited Condensed Consolidated Statements of Cash Flows included in the Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2023 and 2022, which the Company filed with the SEC on November 14, 2023 (the “Third Quarter Form 10-Q”). The Company previously classified cash outflows associated with transaction costs incurred in connection with the Business Combination as a financing activity. Based on the predominance principle in ASC 240, Statement of Cash Flows, the Company determined that these cash outflows should be classified within operating activities in the Unaudited Condensed Consolidated Statements of Cash Flows.

Based on an analysis of quantitative and qualitative factors in accordance with SEC Staff Accounting Bulletins 99, Materiality and 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Company and the Audit Committee of the Board of Directors (the “Audit Committee”), determined that the error was material to its previously issued financial statements, as included in the Third Quarter Form 10-Q (the “Prior Period Financial Statements”). The Company along with the Audit Committee has discussed with UHY LLP (“UHY”), its independent registered public accounting firm, the matters described herein.

As a result of the foregoing, on March 11, 2024, the Company and the Audit Committee determined that the Prior Period Financial Statements, as well as any reports, related earnings releases, investor presentations or similar communications of the Prior Period Financial Statements, should no longer be relied upon.

There was no impact to Cash and cash equivalents, the Condensed Consolidated Statements of Operations, the Condensed Consolidated Balance Sheets, and the Condensed Consolidated Statements of Changes in Stockholders’ Equity for any periods presented in the Prior Period Financial Statements.

The Company expects to file an amendment to the Third Quarter Form 10-Q immediately following the filing of this Current Report on Form 8-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with UHY.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: March 14, 2024	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer

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